UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 17, 2006
(Date of earliest event reported)
________________________________

SEQUIAM CORPORATION
(Exact Name of Registrant as Specified in Charter)
________________________________

California	333-45678	33-0875030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sunport Lane
Orlando, Florida 32809
(Address of Principal Executive Offices)

(407) 541-0773
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྏ  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྏ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྏ  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྏ  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.   Entry into a Material Definitive Agreement.

Effective May 17, 2006, Sequiam Corporation (the “Company”), entered into two Restricted Stock Agreements (the “Agreements”) with Nicholas VandenBrekel and Mark Mroczkowski, the Company’s CEO and CFO, respectively. The purpose of the agreements is to convert accrued salaries and interest owed to the officers into restricted common shares.

In consideration of accrued and unpaid salary of $799,690.00 owed to Nicholas VandenBrekel and $740,102.00 owed to Mark Mroczkowski under the terms of their Amended and Restated Employment Agreements, together with interest thereon in the amount of $116,384.00 and $108,002.00, respectively the Company shall issue 3,664,296 shares and 3,392,416 shares to them, based on the conversion price of $0.25 per share (the “Restricted Shares”) of the Company's common stock, par value $0.001 per share (“Stock”), in Employee's name subject to certain restrictions thereon.

Both Nicholas VandenBrekel and Mark Mroczkowski accept the Restricted Shares subject to the following restrictions.

 (a) Forfeiture Restrictions. The Restricted Shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of to the extent then subject to the Forfeiture Restrictions, and in the event of termination of Employee's employment with the Company. Employee shall, for no consideration, forfeit to the Company all Restricted Shares to the extent then subject to the Forfeiture Restrictions. The prohibition against transfer and the obligation to forfeit and surrender Restricted Shares to the Company upon termination of employment are herein referred to as “Forfeiture Restrictions.” The Forfeiture Restrictions shall be binding upon and enforceable against any transferee of Restricted Shares.

(b) Lapse of Forfeiture Restrictions. The Forfeiture Restrictions shall lapse as to the Restricted Shares eighteen months from the date of this agreement provided that Employee has been continuously employed by the Company from the date of this Agreement through the lapse date.

Also on May 17, 2006, Sequiam Corporation entered into Amended and Restated Promissory Notes (the “Notes”) with Nicholas VandenBrekel and Mark Mroczkowski for $361,000.00 and $50,000.00, respectively. Each note is for a term of eighteen months, bears interest at 6% and replaces demand notes previously issued in 2002 for the same amounts.

The Agreements and the Notes are furnished as Exhibits 10.1 through 10.4 attached hereto. The Agreements and the Notes were also discussed in a press release dated May 17, 2006, attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1     Restricted Stock Agreement with Nicholas H. VandenBrekel

10.2     Restricted Stock Agreement with Mark L. Mroczkowski

10.3     Amended and Restated Promissory Note to Nicholas H. VandenBrekel

10.4     Amended and Restated Promissory Note to Mark L. Mroczkowski

99.1     Press Release dated May 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUIAM CORPORATION

Date: May 18, 2006	By: /s/ Nicholas H. VandenBrekel
Name: Nicholas H. VandenBrekel
Title: Chief Executive Officer and President